                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 2, 2004


                          EDAC TECHNOLOGIES CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wisconsin                    0-14275               39-1515599
         ---------                    -------               ----------
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)


                  1806 New Britain Avenue, Farmington, CT      06032
                 ------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code: 860-677-2603


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/  /  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
/  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
/  /  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2--FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 2, 2004, EDAC Technologies Corporation issued a press release announcing its third quarter 2004 results. The press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

 The following exhibit is included herewith:



Exhibit No.     Description
-----------     -----------
99.1            Press release, dated November 2, 2004 issued by EDAC
                Technologies Corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EDAC TECHNOLOGIES CORPORATION

                                              By: /s/ Glenn L. Purple
                                                  -----------------------
                                                  Vice President-Finance
                                                  Chief Financial Officer

Date:  November 2, 2004

                                  EXHIBIT INDEX

Exhibit No.        Description

99.1 Press Release dated November 2, 2004, announcing the Company's financial results for the fiscal quarter ended October 2, 2004.




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